Filed pursuant to Rule 497(e) Registration Nos. 333-227298; 811-23377

LGLZ	Subversive Cannabis ETF
listed on Cboe BZX Exchange, Inc. November 17, 2023

Supplement to the Summary Prospectus and Prospectus

dated December 27, 2022, as supplemented

Effective immediately, the “Principal Investment Risks” section within the summary prospectus and statutory prospectus is hereby revised to include the following:

Concentrated Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other ETFs. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Effective immediately, the “Additional Information About the Fund’s Principal Risks” section within the statutory prospectus is hereby revised to include the following:

Concentrated Portfolio Risk: The Fund is subject to a heightened level of risk associated with the Fund's strategy of investing in a limited number of holdings. As a consequence of this approach, a significant portion of the Fund's assets may be allocated to a single issuer or a smaller selection of companies, compared to the broader diversification commonly found in other ETFs. This concentration can amplify fluctuations in the Fund's value, leading to increased volatility in its performance. Moreover, the Fund's focused investments make it more vulnerable to negative conditions or events that may impact a particular issuer. This includes a range of potential adversities from economic downturns and political instability to regulatory changes and unfavorable market movements that can adversely affect the financial performance of the relatively few issuers to which the Fund is exposed.

Please retain this Supplement for future reference.